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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  December 6, 1994




                               APACHE CORPORATION
             (Exact name of registrant as specified in its charter)




DELAWARE                                  1-4300                      41-0747868
(State or other jurisdiction           (Commission              (I.R.S. Employer
of incorporation)                      File Number)               Identification
                                                                         Number)




                            2000 POST OAK BOULEVARD
                                   SUITE 100
                           HOUSTON, TEXAS  77056-4400
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (713) 296-6000
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ITEM 5.  OTHER EVENTS

         On December 6, 1994, Apache Corporation announced the issuance of up to $172.5 million principal amount of 6% Convertible Subordinated Debentures due 2002. Apache issued a press release, dated December 6, 1994, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)     Exhibits

                 EXHIBIT          DOCUMENT
                 -------          --------

                  99.1 Press Release, dated December 6, 1994 (Apache Issues $150 Million Convertible Subordinated Debentures)



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              APACHE CORPORATION



Date:  December 20, 1994                      /s/ Zurab S. Kobiashvili
                                              Zurab S. Kobiashvili
                                              Vice President, General Counsel
                                              and Secretary





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